Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders


Nuveen New York Performance Plus
Municipal Fund, Inc.
811-5931

A special meeting of shareholders was held in the offices of Nuveen Investments on May 15, 2009, and was subsequently adjourned to June 17, 2009 and additionally adjourned to July 24, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.

Voting results for the elimination of and approval of new Fundamental Investment Policies are as follows:

<c>Common and MuniPreferred
shares voting together as a
class

<c>MuniPreferred shares voting
together as a class
To approve the elimination of the
 fundamental policy relating to
investments in tax-exempt
municipal securities rated within
the four highest grades and
unrated municipal bonds


   For
                              7,268,623
                                     1,895
   Against
                                 653,402
                                        164
   Abstain
                                 244,061
                                          12
   Broker Non-Votes
                              2,321,999
                                        257
      Total
                            10,488,085
                                     2,328



To approve the new fundamental
 policy relating to investments in
municipal securities for the
Fund.


   For
                              7,325,168
                                     1,896
   Against
                                 605,158
                                        153
   Abstain
                                 235,759
                                          22
   Broker Non-Votes
                              2,322,000
                                        257
      Total
                            10,488,085
                                     2,328



To approve the elimination of the
Fund s fundamental policy
relating to commodities.


   For
                              7,260,422
                                     1,882
   Against
                                 658,580
                                        170
   Abstain
                                 247,083
                                          19
   Broker Non-Votes
                              2,322,000
                                        257
      Total
                            10,488,085
                                     2,328



To approve the new fundamental
 policy relating to commodities
for the Fund.


   For
                              7,262,203
                                     1,882
   Against
                                 641,755
                                        170
   Abstain
                                 262,128
                                          19
   Broker Non-Votes
                              2,321,999
                                        257
      Total
                            10,488,085
                                     2,328



To approve the elimination of the
Fund s fundamental policy
relating to short sales.


   For
                              7,316,745
                                     1,898
   Against
                                 590,584
                                        165
   Abstain
                                 258,756
                                            8
   Broker Non-Votes
                              2,322,000
                                        257
      Total
                            10,488,085
                                     2,328



To approve the elimination of the
 Fund s fundamental policy
relating to derivatives.


   For
                              7,279,025
                                     1,893
   Against
                                 627,087
                                        160
   Abstain
                                 259,973
                                          18
   Broker Non-Votes
                              2,322,000
                                        257
      Total
                            10,488,085
                                     2,328



To approve the elimination of the
 Fund s fundamental policy
prohibiting investment in other
investment companies.


   For
                              7,323,186
                                     1,899
   Against
                                 604,092
                                        153
   Abstain
                                 238,807
                                          19
   Broker Non-Votes
                              2,322,000
                                        257
      Total
                            10,488,085
                                     2,328




Proxy materials are herein incorporated by reference to the SEC filing on April 2, 2009, under Conformed Submission Type DEF 14A, accession number 0000950137-09-002527.